PAINEWEBBER INCORPORATED

                      PRELIMINARY BACKGROUND INFORMATION

                     DITECH HOME LOAN OWNER TRUST 1998-1

                                  DISCLAIMER

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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ('PW') as underwriter for the DiTech Home Loan Owner Trust 1998-1, and not by or as agent for DiTech Funding Corporation or any of
its  affiliates  (collectively,   the  'Transferor').  The  Transferor  has  not
prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------

                                 PaineWebber

DESCRIPTION OF LOANS

Characteristics of the pool of Initial Loans as of 5/31/98. A Pre-Funding Account will be established of approximately [$53,886,095].

Total Number of Initial Loans:       3,572
Current Principal Balance:    $196,113,905
Average Loan Balance:              $54,903
WA Loan Rate:                       12.58%
WA Original Term (months):             270
WA Remaining Term (months):            268
WA Seasoning (months):                   3
WA FICO Score:                         699
WA Debt-to-Income                   41.25%
WA Original Combined LTV :         111.72%
% Second Lien Position              99.29%
% Prepayment Penalty                73.75%
WA Superior Lien Balance          $141,057
WA Age of Borrower(a)                   43
WA Years at Present Job(a)            9.31
% Salaried(a)                       93.04%
WA Time in Residence(a)               6.21
% Married(a)                        81.04%
WA Number of Dependents(a)             .58
WA Monthly Borrower Income          $6,621
WA Monthly Disposable Income        $3,975

(a) This information is based solely on information provided by the borrower in the borrower application.

As of the Cut-Off Date, none of the loans were more than 30 days late.

Note: Additional information regarding the Initial Loans can be found starting on page 10.

PRICING INFORMATION (TO 10% CALL) (a)

--------------------------------------------------------------------------------------------------------------------------
                                                 First       Final     Principal                     Expected
            Approximate                 WAL    Principal   Principal    Window       Stated           Ratings
Class        Size (b)    Coupon (c)  (Years)    Payment     Payment     (Years)     Maturity      (S&P/Fitch/Duff)
---------------------------------------------------------------------------------------------------------------------
 A-1        $52,265,000   Float(d)     0.85      07/98       01/00       1.58        11/09         AAA/AAA/AAA
 A-2        $57,770,000     Fixed      2.50      01/00       01/02       2.08        11/14         AAA/AAA/AAA
 A-3        $22,585,000     Fixed      4.00      01/02       12/02       1.00        01/17         AAA/AAA/AAA
 A-4        $32,387,000     Fixed      7.00      12/02       06/09       6.58        05/22         AAA/AAA/AAA
 A-5        $13,380,500     Fixed     12.70      06/09       08/11       2.25        09/29         AAA/AAA/AAA
 M-1        $27,009,375     Fixed      9.02      02/03       08/11       8.58        09/29          AA/AA/AA
 M-2        $16,959,375     Fixed      9.02      02/03       08/11       8.58        09/29            A/A/A
 B-1        $21,356,250     Fixed      9.02      02/03       08/11       8.58        09/29         BBB-/BBB/BBB
 B-2        $7,537,500   Not Publicly Offered
---------------------------------------------------------------------------------------------------------------------

Notes:   (a)  100% Prepayment Assumption:  0% CPR in month 1, ramping up to 14%
               in month 15. On and after month 15, 14% CPR.

          (b)  Subject to a permitted variance of 5%

          (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

          (d)  The lesser of (i) One-Month LIBOR plus [ %] and (ii) [11 %].

Pricing Speed:                0% CPR, increasing to 14% over 15 months.

Payment Date:                 The 15th of each  month  or,  if such day is not a
                              Business Day, the next succeeding Business Day, commencing in July 1998.

Settlement Date:              On or about [June 30, 1998]

Cut-off
Date: The close of business on May 31, 1998. Because the bonds will be settling flat, only approximately 15% of the collateral interest payments collected during June will be deposited into the Trust, the remaining 85% will be retained by DiTech.

Payment Delay:                With the  exception  of the  Class A-1  Notes,  14
                              Days. With respect to the Class A-1 Notes, 0 days.

Payment Terms:                Monthly

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first Payment Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus [0.-]% per annum and (y) [11]% (the rate described in this clause (y), the "A-1 Cap").

DESCRIPTION OF SECURITIES

Title of Securities:          DiTech Home Loan Owner Trust 1998-1

Underlying Collateral         The  Notes  will  be  secured,  in  part,  by debt
                              consolidation,   home   improvement,   and   other
                              primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%.

Transferor/Servicer:          DiTech Funding Corporation

Lead Underwriter:             PaineWebber Incorporated

Depositor:                    PaineWebber Mortgage Acceptance Corporation IV

Indenture Trustee
and Grantor Trustee:          The Bank of New York

Owner Trustee:                Bankers Trust (Delaware)

Offering:                     Public   shelf   offering  -  a   prospectus   and
                              prospectus supplement will be distributed after pricing.

Offered Notes:                Class A-1 through A-5 Notes (together, the 'Senior
                              Notes'),  Class  M-1  and  Class  M-2  Notes  (the
                              'Mezzanine   Notes')   and  the  Class  B-1  Notes
                              (together  with the Senior  Notes,  the  Mezzanine
                              Notes, and the Class B-2 Notes, the 'Notes').  The
                              Class  B-2  Notes   and  the   Residual   Interest
                              Certificates are NOT being offered publicly.

Form of Offering:             Book-Entry  form,  same-day  funds through DTC for
                              all of the Notes.

Denominations:                The Notes are issuable in minimum denominations of
                              an original amount of $25,000 and multiples of $1,000 thereafter.

Pre-Funding Account:          On the Closing Date,  approximately  [$53,886,095]
                              will be deposited in an account (the  "Pre-Funding
                              Account"),  which  account  is in the  name of the
                              Indenture Trustee and is part of the Grantor Trust
                              and  will  be used to  acquire  Subsequent  Loans.
                              During the Pre-Funding  Period (as defined below),
                              the amount on deposit in the  Pre-Funding  Account
                              (net  of   investment   earnings   thereon)   (the
                              "Pre-Funding Amount") will be reduced by the amount thereof used to purchase Subsequent Loans in accordance with the Grantor Trust Agreement.
                              The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) is less than $50,000 and (ii) [September 30, 1998].

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Notes will be provided by (1) Excess Interest, (2)
                              Overcollateralization and (3) the subordination of
                              the  rights of holders  of the  Residual  Interest
                              Certificate,   the  Class  B-2   Notes,   and  the
                              lower-rated classes of Offered Notes to receive interest and principal, respectively.

Excess Interest:              The weighted  average  coupon rate on the loans is
                              generally expected to be higher than the sum of the servicing fee, the trustee fee, and the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment Date.

Overcollateralization:        Excess  Interest  will be  applied,  to the extent
                              available,   to  make   accelerated   payments  of
                              principal  to the Notes then  entitled  to receive
                              payments of principal; such application will cause
                              the  aggregate  principal  balance of the Notes to
                              amortize more rapidly than the loans. Prior to the
                              Stepdown  Date, the  Overcollateralization  Target
                              Amount  equals the  greater of (a)  [4.00%] of the
                              sum of the Original Pool Principal Balance and the
                              Original    Pre-Funding   Amount   (the   "Maximum
                              Collateral  Amount")  and (b) the Net  Delinquency
                              Calculation  Amount.  On and  after  the  Stepdown
                              Date,  the  Overcollateralization   Target  Amount
                              equals  the  greater  of (a)  [8.00%]  of the Pool
                              Principal Balance as of the end of the related Due
                              Period  and (b) the  Net  Delinquency  Calculation
                              Amount.  The  Overcollateralization  Target Amount
                              will not in any event be less than  [0.50%] of the
                              Maximum        Collateral        Amount       (the
                              'Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Undercollateralization:       On  the  Closing  Date,  the  aggregate  principal
                              balance  of the Notes  will  exceed the sum of the
                              Initial  Pool  Principal  Balance and the Original
                              Pre-Funding Amount by approximately  [0.50%].  The
                              application  of Excess  Spread,  if available,  to
                              reduce  the  principal  balance  of the  Notes  is
                              intended      first     to     eliminate      such
                              undercollateralization and then to create the overcollateralization described in the preceding paragraph.

Net Delinquency
Calculation Amount:           With respect to any Payment Date,  the excess,  if
                              any, of (x) the product of [1.7] and the Six Month
                              Rolling Delinquency Average over (y) the aggregate
                              amounts of Excess  Spread for the three  preceding
                              Payment  Dates.  The Net  Delinquency  Calculation
                              Amount may be removed  if the Rating  Agencies  no
                              longer  require  it.  The  Rating   Agencies  must
                              confirm that the original ratings assigned will not be downgraded or withdrawn as a result of such change. After such change the Net Delinquency
                              Calculation Amount would be deemed to be zero for all future calculations.

Subordination:                The rights of the Class M-1 Noteholders to receive
                              payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class
                              B-1 Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders and Mezzanine Noteholders, the rights of the Class B-2 Noteholders to receive payments of interest on each Payment Date will be subordinate to those of the holders of the Offered
                              Notes,  and the  rights of the  Residual  Interest
                              Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

                              The rights of the Class M-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to the rights of the Senior Noteholders to receive interest and/or principal, the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to the rights of the Senior Noteholders and the Class M-1 Noteholders to receive interest and/or principal, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to the rights of the Senior Noteholders and Mezzanine Noteholders to receive interest and/or principal, the rights of the Class B-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to the rights of the holders of the Offered Notes to receive interest and/or principal and the rights of the Residual Interest Certificateholders to receive distributions on each Payment Date will be subordinate to the rights of the Noteholders to receive interest and/or principal.

Stepdown Date:                The  Stepdown  Date means the first  Payment  Date
                              occurring after the [June 2001] Payment Date as to
                              which the aggregate Class Principal Balance of the
                              Senior  Notes  will be able to be  reduced  to the
                              excess of (i) the Pool Principal Balance as of the
                              preceding Determination Date over (ii) the greater
                              of (a) the sum of (1)  approximately  [58.29]%  of
                              the Pool  Principal  Balance  as of the  preceding
                              Determination      Date      and      (2)      the
                              Overcollateralization   Target   Amount  for  such
                              Payment  Date  and  (b)  [0.50%]  of  the  Maximum
                              Collateral Amount.

Summary of Subordination & Overcollateralization Target Amounts:

                  Initial      Before           After         After
                  Expected     Stepdown         Stepdown      Stepdown
                  Subord. (a)  O/C Target (b)   Subord. (c)   O/C Target (d)
                  ------------------------------------------------------------

Senior Notes       29.000%        4.00%          58.2900%        8.00%
Class M-1 Notes    18.250%        4.00%          36.6825%        8.00%
Class M-2 Notes    11.500%        4.00%          23.1150%        8.00%
Class B-1 Notes     3.000%        4.00%           6.0300%        8.00%

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(a)  The initial amount of  subordination  for each class as of the Closing Date as a percentage of the Notes.

(b)  The Overcollateralization Target Amount prior to the Stepdown Date.

(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.

(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the then current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:

                              (1)   interest to the holders of the Senior Notes;

                              (2)   interest  to the  holders  of the  Class M-1
                                    Notes;

                              (3)   interest  to the  holders  of the  Class M-2
                                    Notes;

                              (4)   interest  to the  holders  of the  Class B-1
                                    Notes;

                              (5)   interest  to the  holders  of the  Class B-2
                                    Notes;

                              (6) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, and the Class A-5, in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes pro rata and not in accordance with the payment priorities set forth herein;

                              (7) sequentially, to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;

                              (8) sequentially, to the holders of the Class B-1 Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;


                              (9) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;

                              (10) sequentially, to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full;

                              (11) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:                 In the event  that on any  Payment  Date after the
                              Undercollateralization  Amount has been reduced to
                              zero  (a) the  aggregate  of the  Class  Principal
                              balances  of all  Classes of Notes on any  Payment
                              Date (after  giving effect to all payments on such
                              date)  exceeds  (b) the sum of the Pool  Principal
                              Balance and the Pre-Funding Amount, each as of the
                              end of the immediately  preceding Due Period (such
                              excess,   an  "Allocable   Loss   Amount"),   such
                              Allocable    Loss    Amount   will   be   applied,
                              sequentially,  in reduction of the Class Principal
                              Balances  of the  Class B-2  Notes,  the Class B-1
                              Notes,  the  Class  M-2  Notes  and the  Class M-1
                              Notes, in that order,  until the respective  Class
                              Principal  Balances  thereof  have been reduced to
                              zero.  On each  Payment  Date prior to the Payment
                              Date on which the  Initial  Undercollateralization
                              Amount is  reduced  to zero,  the  Allocable  Loss
                              Amount will be zero.  Allocable  Loss Amounts will
                              not be applied in reduction of the Class Principal
                              Balance  of any Class of Senior  Notes.  Allocable
                              Loss Amounts  applied to any  applicable  Class of
                              Offered   Notes   will   entitle   such  Class  to
                              reimbursement    (such   entitlement,    a   "Loss
                              Reimbursement Deficiency") in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity Date.

Optional Termination:         The holders of an aggregate percentage interest in
                              the Residual  Interest  Certificates  in excess of
                              50%  may,  at  their   option,   effect  an  early
                              termination of the Grantor Trust on or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Maximum Collateral
                              Amount, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Servicing/Other Fees:         The   collateral   is  subject  to  certain  fees,
                              including a servicing fee equal to [0.75]% per annum payable monthly and trustee's fees equal to 0.01% per annum.

Advancing by Servicer:        There  is  no  required  advancing  of  delinquent
                              principal or interest by the Servicer or Trustee.

Tax Considerations:           The issuer  will be an Owner  Trust.  The  Offered
                              Notes will be characterized as debt for federal income tax purposes.

ERISA Considerations:         In  general,  the  Offered  Notes  will  be  ERISA
                              However,  investors   should  consult  with  their
                              counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:            NONE of the Notes will be SMMEA eligible.

Prospectus:                   The Offered Notes are being offered  pursuant to a
                              Prospectus which includes a Prospectus  Supplement
                              (together, the 'Prospectus'). Complete information
                              with   respect  to  the  Offered   Notes  and  the
                              collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Notes may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field    Description                 Count       Balance$        Pool%
---------------    -----------                 -----       --------        -----

State              California                  1,817     107,217,348       54.67
                   Florida                       150       8,256,422        4.21
                   Arizona                       111       6,159,433        3.14
                   New York                      100       4,982,676        2.54
                   Virginia                       96       4,743,068        2.42
                   Washington                     66       3,429,101        1.75
                   Georgia                        65       3,302,051        1.68
                   Maryland                       64       3,105,006        1.58
                   Pennsylvania                   63       2,940,254        1.50
                   North Carolina                 60       2,927,292        1.49
                   Alabama                        61       2,811,212        1.43
                   Illinois                       60       2,787,945        1.42
                   Colorado                       49       2,740,968        1.40
                   Michigan                       59       2,713,518        1.38
                   Hawaii                         39       2,610,471        1.33
                   Kansas                         45       2,197,303        1.12
                   Massachusetts                  39       2,022,533        1.03
                   Nevada                         34       1,947,850        0.99
                   Missouri                       41       1,928,863        0.98
                   Ohio                           44       1,844,286        0.94
                   Wisconsin                      29       1,591,128        0.81
                   Indiana                        31       1,586,707        0.81
                   Minnesota                      29       1,543,370        0.79
                   Louisiana                      25       1,527,062        0.78
                   Tennessee                      27       1,422,517        0.73
                   Arkansas                       30       1,377,701        0.70
                   New Mexico                     21       1,332,846        0.68
                   Alaska                         22       1,330,393        0.68
                   Oklahoma                       32       1,295,093        0.66
                   Connecticut                    23       1,100,538        0.56
                   Kentucky                       25       1,051,378        0.54
                   Oregon                         20       1,018,945        0.52
                   Utah                           17         968,287        0.49
                   Maine                          17         944,936        0.48
                   Idaho                          21         938,417        0.48
                   Montana                        15         835,409        0.43
                   Mississippi                    18         739,808        0.38
                   Iowa                           16         706,635        0.36
                   Nebraska                       12         601,046        0.31
                   New Hampshire                  14         559,054        0.29
                   West Virginia                  10         549,495        0.28

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----
State (continued): South Carolina                 12         476,916        0.24
                   South Dakota                    9         441,457        0.23
                   Delaware                       10         434,068        0.22
                   Vermont                        10         373,400        0.19
                   Rhode Island                    6         249,300        0.13
                   North Dakota                    3         197,856        0.10
                   Wyoming                         4         167,600        0.09
                   District of Columbia            1          84,945        0.04
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Current Balance    $10,000.01 -  $20,000         222       3,844,386        1.96
                   $20,000.01 -  $30,000         556      14,759,075        7.53
                   $30,000.01 -  $40,000         619      22,165,408       11.30
                   $40,000.01 -  $50,000         560      26,114,140       13.32
                   $50,000.01 -  $60,000         416      23,376,429       11.92
                   $60,000.01 -  $70,000         280      18,436,848        9.40
                   $70,000.01 -  $80,000         254      19,206,119        9.79
                   $80,000.01 -  $90,000         288      24,452,048       12.47
                   $90,000.01 - $100,000         126      12,209,059        6.23
                   $100,000.01 - $110,000         48       5,068,882        2.58
                   $110,000.01 - $120,000         45       5,211,202        2.66
                   $120,000.01 - $130,000         88      10,967,790        5.59
                   $130,000.01 - $140,000         11       1,482,582        0.76
                   $140,000.01 - $150,000         59       8,819,937        4.50
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----
Current Rate       8.001%  -  8.500%              30       1,364,724        0.70
                   8.501%  -  9.000%              42       2,190,685        1.12
                   9.001%  -  9.500%             195       9,648,696        4.92
                   9.501%  - 10.000%             221      11,896,605        6.07
                   10.001%  - 10.500%            156       7,782,467        3.97
                   10.501%  - 11.000%            149       7,828,733        3.99
                   11.001%  - 11.500%            199      11,109,460        5.66
                   11.501%  - 12.000%            346      19,168,057        9.77
                   12.001%  - 12.500%            403      22,233,364       11.34
                   12.501%  - 13.000%            385      23,359,210       11.91
                   13.001%  - 13.500%            409      23,126,850       11.79
                   13.501%  - 14.000%            361      22,564,397       11.51
                   14.001%  - 14.500%            224      12,405,228        6.33
                   14.501%  - 15.000%            248      11,749,275        5.99
                   15.001%  - 15.500%             58       3,133,918        1.60
                   15.501%  - 16.000%             71       3,836,355        1.96
                   16.001%  - 16.500%             41       1,678,531        0.86
                   16.501%  - 17.000%             15         524,551        0.27
                   17.001%  - 17.500%             13         369,033        0.19
                   17.501%  - 18.000%              6         143,764        0.07
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Lien Priority      First Lien                     21       1,391,101        0.71
                   Second Lien                 3,551     194,722,805       99.29
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Seasoning          Less than one                 409      23,343,650       11.90
                   1-3                         2,179     121,045,502       61.72
                   4-6                           961      50,537,789       25.77
                   7 or greater                   23       1,186,964        0.61
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----
Remaining Term      91 - 120                      11         490,731        0.25
                   151 - 180                     876      38,319,391       19.54
                   211 - 240                     327      19,022,249        9.70
                   271 - 300                   2,356     138,204,349       70.47
                   330 - 360                       2          77,186        0.04
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Original Term      91 - 120                       11         490,731        0.25
                   151 - 180                     876      38,319,391       19.54
                   211 - 240                     327      19,022,249        9.70
                   271 - 300                   2,356     138,204,349       70.47
                   330 - 360                       2          77,186        0.04
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Credit Risk        620 to 639                     28         840,170        0.43
                   640 to 659                    271       9,529,694        4.86
                   660 to 679                    886      49,339,410       25.16
                   680 to 699                    792      48,779,761       24.87
                   700 to 719                    650      37,545,889       19.14
                   720 to 739                    528      28,607,412       14.59
                   740 to 759                    271      14,086,881        7.18
                   760 to 779                    114       5,912,133        3.01
                   780 to 799                     30       1,428,820        0.73
                   800 to 819                      2          43,736        0.02
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field    Description                 Count        Balance$       Pool%
---------------    -----------                 -----        --------       -----

Debt-to-Income     20.00 or less                  38       2,000,268        1.02
Ratio
                   20.01 to 25.00                 91       3,979,705        2.03
                   25.01 to 30.00                221      10,995,537        5.61
                   30.01 to 35.00                450      22,839,932       11.65
                   35.01 to 40.00                595      31,787,599       16.21
                   40.01 to 45.00                913      48,139,889       24.55
                   45.01 to 50.00              1,235      74,518,567       38.00
                   Greater than 50.00             29       1,852,407        0.94
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field     Description                Count        Balance$       Pool%
---------------     -----------                -----        --------       -----

Prepayment Penalty  No Prepayment Penalty      1,000      51,487,861       26.25
                    Prepayment Penalty         2,572     144,626,044       73.75
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field     Description                Count        Balance$       Pool%
---------------     -----------                -----        --------       -----

Program Type        Cash Out                   3,348     188,472,783       96.10
                    Debt Consolidation           186       6,503,828        3.32
                    Home Improvement              38       1,137,295        0.58
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field     Description                Count        Balance$       Pool%
---------------     -----------                -----        --------       -----

Superior Lien       Zero                          21       1,391,101        0.71
Balance
                    $50,000 or less              281      12,927,912        6.59
                    $50,000.01 - $100,000      1,161      55,004,721       28.05
                    $100,000.01 -              1,039      54,473,031       27.78
                    $150,000
                    $150,000.01 -                667      40,391,246       20.60
                    $200,000
                    $200,000.01 -                218      15,369,822        7.84
                    $250,000
                    $250,000.01 -                 92       7,396,908        3.77
                    $300,000
                    $300,000.01 or                93       9,159,164        4.67
                    greater
                                              ------     -----------      ------
                                               3,572    $196,113,905     100.00%

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Age of Borrower(a)  20 - 29                   353         14,381,153        7.33
                    30 - 39                 1,319         67,997,185       34.67
                    40 - 49                 1,175         68,909,124       35.14
                    50 - 59                   538         33,349,969       17.01
                    60 or greater             187         11,476,475        5.85
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Years at Present    0.000 -  2.000            741         37,201,980       18.97
Job(a)
                    2.001 -  4.000            519         27,295,483       13.92
                    4.001 -  6.000            372         19,334,539        9.86
                    6.001 -  8.000            324         18,135,169        9.25
                    8.001 - 10.000            359         20,113,024       10.26
                    10.001 - 12.000           217         12,605,839        6.43
                    12.001 - 14.000           157          8,078,374        4.12
                    14.001 - 16.000           161          8,899,953        4.54
                    16.001 - 18.000           121          7,173,873        3.66
                    18.001 - 20.000           137          8,355,131        4.26
                    20.001 or greater         285         19,166,118        9.77
                    Other                      30          1,318,216        0.67
                    Retired                   149          8,436,207        4.30
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Salaried vs.        Salaried                3,385        182,471,932       93.04
Self Employed(a)    Self Employed             187         13,641,973        6.96
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Time in             0.000 -  1.000            761         35,156,740       17.93
Residence(a)
                    1.001 -  2.000            549         27,701,890       14.13
                    2.001 -  3.000            373         19,296,195        9.84
                    3.001 -  4.000            315         17,241,897        8.79
                    4.001 -  5.000            254         14,651,072        7.47
                    5.001 -  6.000            192         10,628,238        5.42
                    6.001 -  7.000            168         10,476,191        5.34
                    7.001 -  8.000            179         11,055,424        5.64
                    8.001 -  9.000            129          8,358,739        4.26
                    9.001 - 10.000            135          7,846,280        4.00
                    10.001 - 11.000            89          6,095,672        3.11
                    11.001 - 12.000            76          4,428,128        2.26
                    12.001 - 13.000            39          2,497,142        1.27
                    13.001 or greater         313         20,680,297       10.55
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Marital Status(a)   Married                 2,824        158,927,527       81.04
                    Not Married               748         37,186,378       18.96
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Number of           0                       2,517        136,949,764       69.83
Dependents(a)       1                         385         21,295,178       10.86
                    2                         451         24,757,562       12.62
                    3                         166          9,799,208        5.00
                    More than 3                53          3,312,194        1.69
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a) This information is based solely on information provided by the borrower in the borrower application.

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Borrower Income     $2,000 or less             53          1,418,268        0.72
(monthly)           $2,000.01 -  $3,000       315         10,912,817        5.56
                    $3,000.01 -  $4,000       594         24,898,344       12.70
                    $4,000.01 -  $5,000       677         33,393,450       17.03
                    $5,000.01 -  $6,000       595         32,844,319       16.75
                    $6,000.01 -  $7,000       468         27,542,408       14.04
                    $7,000.01 -  $8,000       290         18,373,586        9.37
                    $8,000.01 -  $9,000       204         14,641,775        7.47
                    $9,000.01 - $10,000       114          8,552,152        4.36
                    $10,000.01 or greater     262         23,536,786       12.00
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Disposable Income   $2,000 or less            661         25,601,222       13.05
(monthly)           $2,000.01 -  $3,000     1,080         53,489,780       27.27
                    $3,000.01 -  $4,000       803         45,289,013       23.09
                    $4,000.01 -  $5,000       457         28,799,215       14.68
                    $5,000.01 -  $6,000       236         16,105,015        8.21
                    $6,000.01 -  $7,000       144         10,281,099        5.24
                    $7,000.01 -  $8,000        70          5,836,882        2.98
                    $8,000.01 -  $9,000        44          3,505,785        1.79
                    $9,000.01 - $10,000        22          1,921,593        0.98
                    $10,000.01 or greater      55          5,284,302        2.69
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Combined LTV        20.01% to  25.00%           4            145,111        0.07
                    25.01% to  30.00%           3             94,168        0.05
                    30.01% to  35.00%           3            102,431        0.05
                    35.01% to  40.00%           5            357,811        0.18
                    40.01% to  45.00%           4            223,325        0.11
                    45.01% to  50.00%           5            326,744        0.17
                    50.01% to  55.00%           3            184,461        0.09
                    55.01% to  60.00%           5            196,715        0.10
                    60.01% to  65.00%          17            732,013        0.37
                    65.01% to  70.00%          13            748,323        0.38
                    70.01% to  75.00%           9            400,156        0.20
                    75.01% to  80.00%          27          1,386,210        0.71
                    80.01% to  85.00%          47          1,952,731        1.00
                    85.01% to  90.00%         110          4,794,410        2.44
                    90.01% to  95.00%         163          6,801,466        3.47
                    95.01% to 100.00%         277         12,908,609        6.58
                    100.01% to 105.00%        343         16,869,435        8.60
                    105.01% to 110.00%        405         20,788,571       10.60
                    110.01% to 115.00%        535         29,658,803       15.12
                    115.01% to 120.00%        604         34,885,079       17.79
                    120.01% to 125.00%        988         62,413,421       31.83
                    125.01% or greater          2            143,913        0.07
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Remittance Type     Electronic Funds        3,206        175,990,050       89.74
                    Transfer
                    Non-Electronic Funds      366         20,123,855       10.26
                    Transfer               ------        -----------      ------
                                            3,572       $196,113,905     100.00%

Aggregate Field     Description             Count           Balance$       Pool%
---------------     -----------             -----           --------       -----

Origination Method  Correspondent(a)          882         60,547,735       30.87
                    Retail                  2,618        131,596,824       67.10
                    Wholesale                  72          3,969,347        2.02
                                           ------        -----------      ------
                                            3,572       $196,113,905     100.00%

(a)  All Correspondent business from one correspondent.

THE FOLLOWING TABLES RUN TO CALL:

                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-1               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE              4.31    1.23     0.99    0.85     0.76    0.70
FIRST PAY            07/98   07/98    07/98   07/98    07/98   07/98
LAST PAY             07/07   01/01    05/00   01/00    11/99   09/99
WINDOW (YEARS)        9.08    2.58     1.92    1.58     1.42    1.25
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-2               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             11.98    4.26     3.13    2.50     2.10    1.82
YIELD @ 100.000      6.30%   6.27%    6.24%   6.22%    6.21%   6.19%
DURATION              8.19    3.62     2.76    2.25     1.91    1.68
FIRST PAY            07/07   01/01    05/00   01/00    11/99   09/99
LAST PAY             11/12   08/04    12/02   01/02    06/01   01/01
WINDOW (YEARS)        5.42    3.67     2.67    2.08     1.67    1.42
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-3               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             15.36    6.92     5.08    4.00     3.31    2.82
YIELD @ 100.000      6.56%   6.54%    6.53%   6.52%    6.50%   6.49%
DURATION              9.47    5.42     4.21    3.43     2.90    2.51
FIRST PAY            11/12   08/04    12/02   01/02    06/01   01/01
LAST PAY             01/15   03/06    03/04   12/02    03/02   08/01
WINDOW (YEARS)        2.25    1.67     1.33    1.00     0.83    0.67
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-4               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             19.67   11.38     8.78    7.00     5.77    4.89
YIELD @ 100.000      6.91%   6.90%    6.90%   6.89%    6.88%   6.87%
DURATION             10.50    7.60     6.33    5.34     4.59    4.00
FIRST PAY            01/15   03/06    03/04   12/02    03/02   08/01
LAST PAY             05/21   02/15    11/11   06/09    08/07   03/06
WINDOW (YEARS)        6.42    9.00     7.75    6.58     5.50    4.67
---------------------------------------------------------------------

                                     % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-5               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             23.48   18.64    15.29   12.70    10.67    9.11
YIELD @ 100.000      7.25%   7.25%    7.25%   7.24%    7.24%   7.24%
DURATION             11.06   10.00     9.03    8.10     7.24    6.50
FIRST PAY            05/21   02/15    11/11   06/09    08/07   03/06
LAST PAY             02/22   08/17    04/14   08/11    07/09   12/07
WINDOW (YEARS)        0.83    2.58     2.50    2.25     2.00    1.83
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS M-1               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             21.14   13.99    11.10    9.02     7.50    6.37
YIELD @ 100.000      7.11%   7.10%    7.10%   7.09%    7.08%   7.08%
DURATION             10.68    8.48     7.32    6.34     5.54    4.90
FIRST PAY            05/15   07/06    06/04   02/03    05/02   10/01
LAST PAY             02/22   08/17    04/14   08/11    07/09   12/07
WINDOW (YEARS)        6.83   11.17     9.92    8.58     7.25    6.25
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS M-2               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             21.14   13.99    11.10    9.02     7.50    6.37
YIELD @ 100.000      7.52%   7.51%    7.51%   7.50%    7.49%   7.49%
DURATION             10.33    8.27     7.16    6.23     5.45    4.83
FIRST PAY            05/15   07/06    06/04   02/03    05/02   10/01
LAST PAY             02/22   08/17    04/14   08/11    07/09   12/07
WINDOW (YEARS)        6.83   11.17     9.92    8.58     7.25    6.25
---------------------------------------------------------------------


                                          % of Prepayment Assumption
----------------------------------------------------------------------
CLASS B-1                0%     50%     75%     100%    125%     150%
----------------------------------------------------------------------
AVG LIFE              21.14   13.99   11.10     9.02    7.50     6.37
YIELD @ 100.000       9.11%   9.10%   9.10%    9.09%   9.08%    9.07%
DURATION               9.13    7.52    6.61     5.81    5.13     4.57
FIRST PAY             05/15   07/06   06/04    02/03   05/02    10/01
LAST PAY              02/22   08/17   04/14    08/11   07/09    12/07
WINDOW (YEARS)         6.83   11.17    9.92     8.58    7.25     6.25
----------------------------------------------------------------------

THE FOLLOWING TABLES RUN TO MATURITY:

                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-4               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             19.67   11.38     8.78    7.00     5.77    4.89
YIELD @ 100.000      6.91%   6.90%    6.90%   6.89%    6.88%   6.87%
DURATION             10.50    7.60     6.33    5.34     4.59    4.00
FIRST PAY            01/15   03/06    03/04   12/02    03/02   08/01
LAST PAY             05/21   02/15    11/11   06/09    08/07   03/06
WINDOW (YEARS)        6.42    9.00     7.75    6.58     5.50    4.67
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS A-5               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             23.86   20.32    17.56   15.03    12.87   11.10
YIELD @ 100.000      7.26%   7.27%    7.28%   7.29%    7.29%   7.30%
DURATION             11.13   10.38     9.64    8.84     8.05    7.32
FIRST PAY            05/21   02/15    11/11   06/09    08/07   03/06
LAST PAY             04/23   12/22    07/22   06/21    09/19   07/17
WINDOW (YEARS)        2.00    7.92    10.75   12.08    12.17   11.42
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS M-1               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             21.26   14.52    11.82    9.75     8.18    6.99
YIELD @ 100.000      7.11%   7.11%    7.11%   7.11%    7.11%   7.11%
DURATION             10.71    8.61     7.52    6.58     5.81    5.16
FIRST PAY            05/15   07/06    06/04   02/03    05/02   10/01
LAST PAY             04/23   10/22    02/22   10/20    08/18   05/16
WINDOW (YEARS)        8.00   16.33    17.75   17.75    16.33   14.67
---------------------------------------------------------------------


                                          % of Prepayment Assumption
---------------------------------------------------------------------
CLASS M-2               0%     50%      75%    100%     125%    150%
---------------------------------------------------------------------
AVG LIFE             21.26   14.51    11.80    9.73     8.16    6.96
YIELD @ 100.000      7.52%   7.52%    7.52%   7.52%    7.52%   7.51%
DURATION             10.35    8.39     7.35    6.45     5.70    5.07
FIRST PAY            05/15   07/06    06/04   02/03    05/02   10/01
LAST PAY             03/23   07/22    08/21   11/19    06/17   03/15
WINDOW (YEARS)        7.92   16.08    17.25   16.83    15.17   13.50
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                                          % of Prepayment Assumption
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CLASS B-1                0%     50%     75%     100%    125%     150%
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AVG LIFE              21.25   14.49   11.75     9.66    8.09     6.90
YIELD @ 100.000       9.11%   9.11%   9.11%    9.11%   9.10%    9.10%
DURATION               9.14    7.60    6.74     5.97    5.31     4.76
FIRST PAY             05/15   07/06   06/04    02/03   05/02    10/01
LAST PAY              02/23   04/22   12/20    10/18   05/16    01/14
WINDOW (YEARS)         7.83   15.83   16.58    15.75   14.08    12.33
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